UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     July 12, 2016

MAN-AHL DIVERSIFIED I L.P.
 (Exact name of registrant as specified in its charter)

Delaware	000-53043	06-1496634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Man Investments (USA) Corp.
452 Fifth Avenue, 27th Floor
New York, New York 10018
(Address of principal executive offices)
(Zip Code)

212-649-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a) Man Investments (USA) Corp. is the general partner (the “General Partner”) of Man-AHL Diversified I L.P. (the “Fund”).  In connection with the General Partner’s determination to transfer the Fund’s audit work to an affiliate of the Fund’s current auditor, as a transfer among offices, on July 12, 2016, the General Partner, with the approval of its governing personnel and on behalf of the Fund, dismissed Ernst & Young LLP (“EY LLP”) as the independent registered public accounting firm for the Fund.

The reports of EY LLP on the Fund’s financial statements for each of the fiscal years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and December 31, 2015 and during the period from December 31, 2015 through the date of this Form 8-K, the Fund has had no disagreements with EY LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY LLP, would have caused them to make reference to the subject matter thereof in their reports on the financial statements of the Fund for such periods. There were no reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2014 and December 31, 2015 or during the subsequent period from December 31, 2015 through the date of this Form 8-K.

The General Partner, on behalf of the Fund, requested that EY LLP furnish a letter addressed to the Commission stating whether EY LLP agrees with the above statements.  A copy of EY LLP’s letter dated July 15, 2016, is filed as an Exhibit hereto.

(b) On July 12, 2016, the General Partner, with the approval of its governing personnel and on behalf of the Fund, engaged Ernst & Young Ltd. (“EY Ltd.”) to serve as the independent registered public accounting firm for the Fund.  During the fiscal years ended December 31, 2014 and December 31, 2015 and during the interim period from December 31, 2015 through the date of the engagement of EY Ltd., the General Partner has not consulted EY Ltd. on behalf of the Fund with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP dated July 15, 2016 regarding the disclosures contained in Item 4.01(a) of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAN-AHL DIVERSIFIED I L.P.

By: Man Investments (USA) Corp., its general partner

By:	/s/ Michael Fagan
Name:	Michael Fagan
Position:	Principal Financial Officer

Date:  July 15, 2016

MAN-AHL DIVERSIFIED I L.P.
FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP dated July 15, 2016 regarding the disclosures contained in Item 4.01(a) of this Form 8-K.